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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) or 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                AMERIPATH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                                           65-0642485
----------------------------------------                     -------------------
(State of incorporation or organization)                       (I.R.S. Employer
                                                             Identification No.)


           7289 GARDEN ROAD
               SUITE 200
         RIVIERA BEACH, FLORIDA                                      33404
----------------------------------------                     -------------------
(Address of principal executive offices)                           (Zip Code)


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

If this Form relates to the registration of a class of          If this Form relates to the registration of a class
debt securities and is effective upon filing pursuant to        of debt securities and is to become effective
General Instruction A(c)(1) please check the following          simultaneously with the effectiveness of a concurrent
box.                              [ ]                           registration statement under the Securities Act of
                                                                1933 pursuant to General Instruction A(c)(2) please
                                                                check the following.                            [ ]
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Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                     Name of Each Exchange on Which
        to be so Registered                     Each Class is to be Registered
        -------------------                     ------------------------------

              NONE


Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
                          ----------------------------
                                (Title of Class)
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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        Reference is made to the discussion of the Registrant's Common Stock in the section entitled "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-34265), first filed with the Securities and Exchange Commission on August 25, 1997 (as amended, the "Registration Statement"), which disclosures are incorporated by reference herein.

ITEM 2. EXHIBITS.

        The securities to be registered are being registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934 and will be quoted on the Nasdaq National Market, on which no other securities of the Registrant are also quoted. Therefore, the following exhibits will be filed with each copy of the Registration Statement filed with the Securities and Exchange Commission or with the Nasdaq National Market.

        3.1     Amended and Restated Certificate of Incorporation*

        3.2     Amended and Restated Bylaws*






------------------------

* These Exhibits are incorporated herein by reference to the Exhibits to the Registration Statement.





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                                   SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        AMERIPATH, INC.


                                        By: /s/ James C. New
                                           -------------------------------------
                                           James C. New
                                           President and Chief Executive Officer


Dated: September 8, 1997






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